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                                                                   EXHIBIT 21
Subsidiaries:

             CORPORATION NAME                                      PLACE OF INCORPORATION
Compaq Computer de Argentina S.A. . . . . . . . . . . . . . . . .  Argentina
Compaq Computer Australia Pty. Limited. . . . . . . . . . . . . .  Australia
Compaq Technologies (Australia) Proprietary Limited . . . . . . .  Australia
Digital Equipment Corporation (Australia) Pty. Ltd. . . . . . . .  Australia
Compaq Computer Austria-GMBH. . . . . . . . . . . . . . . . . . .  Austria
Compaq Computer N.V./S.A. . . . . . . . . . . . . . . . . . . . .  Belgium
Compaq Computer Brasil - Industria e Comercio LTDA. . . . . . . .  Brazil
Compaq Industrial, Comercial, Importadora E Exportadora Ltda. . .  Brazil
Digital Equipment do Brasil Ltda. . . . . . . . . . . . . . . . .  Brazil
Sistem Komputer Alif Sdn. Bhd. (Brunei) . . . . . . . . . . . . .  Brunei Darrussalam
Compaq Canada Incorporated/Incorporee . . . . . . . . . . . . . .  Canada
Compaq Capital Canada Company . . . . . . . . . . . . . . . . . .  Canada
Digital Equipment Chile Limitada. . . . . . . . . . . . . . . . .  Chile
Compaq Computer Taiwan Limited. . . . . . . . . . . . . . . . . .  China
Compaq Computer Technologies (China) Co. Ltd. . . . . . . . . . .  China
Digital Equipment China Incorporated. . . . . . . . . . . . . . .  China
Compaq Computer de Colombia S.A.. . . . . . . . . . . . . . . . .  Colombia
Compaq Computer, spol. s.r.o. . . . . . . . . . . . . . . . . . .  Czech Republic
AltaVista Company . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
Compaq Capital Corporation. . . . . . . . . . . . . . . . . . . .  Delaware
Compaq Computer International Corporation . . . . . . . . . . . .  Delaware
Compaq EMEA Enterprise Services, Inc. . . . . . . . . . . . . . .  Delaware
Compaq Federal, LLC . . . . . . . . . . . . . . . . . . . . . . .  Delaware
Compaq International Procurement Corporation. . . . . . . . . . .  Delaware
Compaq Latin America Corporation. . . . . . . . . . . . . . . . .  Delaware
Compaq Computer A/S . . . . . . . . . . . . . . . . . . . . . . .  Denmark
Compaq Computer OY. . . . . . . . . . . . . . . . . . . . . . . .  Finland
Compaq Computer S.A.R.L.. . . . . . . . . . . . . . . . . . . . .  France
Compaq Computer EMEA GmbH . . . . . . . . . . . . . . . . . . . .  Germany
Compaq Computer GmbH. . . . . . . . . . . . . . . . . . . . . . .  Germany
Digital Enterprise Engineering Center GmbH. . . . . . . . . . . .  Germany
Digital Equipment Betriebliche Altersversorgungsgesellschaft mbH.  Germany
Digital Equipment Deutschland GmbH. . . . . . . . . . . . . . . .  Germany
Digital Equipment International GmbH. . . . . . . . . . . . . . .  Germany
Compaq Computer AE. . . . . . . . . . . . . . . . . . . . . . . .  Greece
Compaq Computer Hong Kong Limited . . . . . . . . . . . . . . . .  Hong Kong
Compaq Computer Limited . . . . . . . . . . . . . . . . . . . . .  Hong Kong
Digital Equipment PRC Limited . . . . . . . . . . . . . . . . . .  Hong Kong
Compaq Computer Hungary Information Technologies Ltd. . . . . . .  Hungary
Compaq Computer India Private Limited . . . . . . . . . . . . . .  India
Digital Equipment (India) Limited . . . . . . . . . . . . . . . .  India
PT Digital -Astra Nusantara (Indonesia) . . . . . . . . . . . . .  Indonesia
Compaq Computer Customer Services Limited . . . . . . . . . . . .  Ireland
Compaq Computer Distribution (Ireland) Limited. . . . . . . . . .  Ireland
Compaq Computer Ireland Limited . . . . . . . . . . . . . . . . .  Ireland
Compaq Computers (Israel) Ltd.. . . . . . . . . . . . . . . . . .  Israel

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Compaq Computer S.p.A.. . . . . . . . . . . . . . . . . . . . . .  Italy
Digital Equipment S.p.A.. . . . . . . . . . . . . . . . . . . . .  Italy
Compaq Computer K. K. . . . . . . . . . . . . . . . . . . . . . .  Japan
Compaq Computer Korea Limited . . . . . . . . . . . . . . . . . .  Korea
Digital Equipment Korea, Inc. . . . . . . . . . . . . . . . . . .  Korea
Tandem Computers (Macau) Limited. . . . . . . . . . . . . . . . .  Macau
Compaq Computer (Malaysia) Sdn. Bhd.. . . . . . . . . . . . . . .  Malaysia
Digital Equipment (Malaysia) Sdn. Bhd.. . . . . . . . . . . . . .  Malaysia
Digital Equipment Corporation . . . . . . . . . . . . . . . . . .  Massachusetts
Compaq Computer de Mexico, S.A. de C.V. . . . . . . . . . . . . .  Mexico
Digital Equipment de Mexico S. A. de C. V.. . . . . . . . . . . .  Mexico
Digital Equipment Maroc S.A.R.L.. . . . . . . . . . . . . . . . .  Morocco
Compaq Computer B.V.. . . . . . . . . . . . . . . . . . . . . . .  Netherlands
Compaq Computer EMEA BV . . . . . . . . . . . . . . . . . . . . .  Netherlands
Compaq Computer LTE BV. . . . . . . . . . . . . . . . . . . . . .  Netherlands
Compaq Computer New Zealand Limited . . . . . . . . . . . . . . .  New Zealand
Digital Equipment Corporation (New Zealand) Limited . . . . . . .  New Zealand
Compaq Computer Norway AS . . . . . . . . . . . . . . . . . . . .  Norway
Digital Equipment Filipinas, Inc. . . . . . . . . . . . . . . . .  Philippines
Compaq Computer, Sp.zo.o. . . . . . . . . . . . . . . . . . . . .  Poland
Compaq Computer Portugal, Lda.. . . . . . . . . . . . . . . . . .  Portugal
Compaq Computer Romania S.r.l.. . . . . . . . . . . . . . . . . .  Romania
ZAO Digital Equipment Corporation . . . . . . . . . . . . . . . .  Russia
Compaq Computer Limited - Saudi TSO . . . . . . . . . . . . . . .  Saudi Arabia
Compaq Asia Pte. Ltd. . . . . . . . . . . . . . . . . . . . . . .  Singapore
Compaq Computer Asia Pte. Ltd.. . . . . . . . . . . . . . . . . .  Singapore
Compaq Computer Asia/Pacific Pte. Ltd.. . . . . . . . . . . . . .  Singapore
Digital Equipment Asia/Pacific  Pte. Ltd. . . . . . . . . . . . .  Singapore
Digital Equipment Singapore Ltd. (PTE) Limited. . . . . . . . . .  Singapore
Compaq Computer Slovakia s.r.o. . . . . . . . . . . . . . . . . .  Slovac Republic
Compaq Computer (Proprietary) Limited . . . . . . . . . . . . . .  South Africa
Compaq Computer Espana S.A. . . . . . . . . . . . . . . . . . . .  Spain
Digital Equipment Enterprises Espana, S.A.. . . . . . . . . . . .  Spain
CASE & CAD Engineering Produktutveckling i Stockholm AB . . . . .  Sweden
Compaq Computer AB. . . . . . . . . . . . . . . . . . . . . . . .  Sweden
Digital System Services AB. . . . . . . . . . . . . . . . . . . .  Sweden
Compaq Computer AG. . . . . . . . . . . . . . . . . . . . . . . .  Switzerland
Digital Equipment Corporation International (Europe). . . . . . .  Switzerland
Digital Computer Taiwan Limited . . . . . . . . . . . . . . . . .  Taiwan
Compaq Computer (Thailand) Ltd. . . . . . . . . . . . . . . . . .  Thailand
Digital Equipment (Thailand) Limited. . . . . . . . . . . . . . .  Thailand
Digital Equipment Corporation (Thailand) Limited. . . . . . . . .  Thailand
Compaq Computer Ticaret  A. S.. . . . . . . . . . . . . . . . . .  Turkey
Compaq Computer FZE . . . . . . . . . . . . . . . . . . . . . . .  United Arab Emirates
Compaq Computer Group Limited . . . . . . . . . . . . . . . . . .  United Kingdom
Compaq Computer Limited . . . . . . . . . . . . . . . . . . . . .  United Kingdom
Compaq Computer Manufacturing Limited . . . . . . . . . . . . . .  United Kingdom
Digital Equipment de Venezuela (D.E.V.) C.A.. . . . . . . . . . .  Venezuela
Digital Equipment Corporation Vietnam Limited . . . . . . . . . .  Vietnam
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